UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

Golub Capital BDC 3, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01244	82-2375481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 25th Floor, New York, New York	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On June 30, 2023, Golub Capital BDC 3 CLO 1 LLC (the “2021 Issuer”), a wholly owned subsidiary of Golub Capital BDC 3, Inc. (the “Company”), entered into a supplemental indenture (the “First Supplemental Indenture”) to amend the $398.9 million term debt securitization initially completed on March 11, 2021 (as amended, the “2021 Term Debt Securitization”). The First Supplemental Indenture is effective as of June 30, 2023.

The First Supplemental Indenture amends the 2021 Term Debt Securitization to, among other things, replace LIBOR as an interest rate benchmark for the notes issued in the 2021 Debt Securitization (the “2021 Notes”), and to make certain associated changes. In connection with the First Supplemental Indenture, the AAA Class A 2021 Notes, the AA Class B 2021 Notes, the A Class C-1 2021 Notes and the BBB- Class D 2021 Notes, when and if funded, will bear interest at a benchmark interest rate based on three-month term SOFR plus 0.26161%, effective as of the start of the first interest accrual period commencing after June 30, 2023. The A Class C-2 2021 Notes will continue to bear interest at 3.91% and the Subordinated 2021 Notes will continue to not bear interest.

The foregoing description is only a summary of the material provisions of the First Supplemental Indenture and is qualified in its entirety by reference to a copy of the First Supplemental Indenture, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	First Supplemental Indenture, dated as of June 30, 2023, by and between Golub Capital BDC 3 CLO 1 LLC, Deutsche Bank Trust Company Americas, as Trustee., and GC Advisors LLC, as Collateral Manager.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC 3, Inc.

Date: June 30, 2023	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer